As Filed with the Securities and Exchange Commission on December 29, 2005

Registration No. 333-128403

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

AMENDMENT NO. 5 TO

FORM S-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

POTLATCH HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Governing Instrument)

Delaware	6798	82-0156045
(State or Other Jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

601 West Riverside Avenue, Suite 1100

Spokane, WA 99201

(509) 835-1500

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Ralph M. Davisson, Esq.

Vice President and General Counsel

Potlatch Corporation

601 West Riverside Avenue, Suite 1100

Spokane, WA 99201

(509) 835-1500

(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent For Service)

Copies To:

Blair W. White, Esq. Pillsbury Winthrop Shaw Pittman LLP P.O. Box 7880 San Francisco, CA 94120 (415) 983-1000 (415) 983-1200 (facsimile)	John D. Rayis, Esq. Skadden, Arps, Slate, Meagher & Flom LLP 333 West Wacker Drive Chicago, IL 60606 (312) 407-0700 (312) 407-0411 (facsimile)

Approximate Date of Commencement of Proposed Sale of the Securities to the Public: As soon as practicable after the effective date of this Registration Statement.

If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.  ☐

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

The purpose of this Amendment No. 5 to the Registration Statement is to file Exhibit (8)(c) to the Registration Statement, as set forth below in Item 21(a) of Part II.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 20.	INDEMNIFICATION OF DIRECTORS AND OFFICERS.

Delaware Corporate Law.    Under Delaware Corporate Law, directors may be indemnified for liabilities incurred in connection with specified actions, other than any action brought by or in the right of the corporation, if they acted in good faith and in a manner they reasonably believed to be in and not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. The same standard of conduct is applicable for indemnification in the case of derivative actions brought by or in the right of the corporation, except that in such cases Delaware Corporate Law authorizes indemnification only for expenses, including attorneys’ fees, incurred in connection with the defense or settlement of such cases. Moreover, Delaware Corporate Law requires court approval before there can be any such indemnification where the person seeking indemnification has been found liable to the corporation in a derivative action. To the extent that a present or former director or officer has been successful in defense of any action, suit or proceeding, Delaware Corporate Law provides for indemnification of such person for expenses, including attorneys’ fees. Delaware Corporate Law states expressly that the indemnification provided by or granted pursuant to Delaware Corporate Law is not deemed exclusive of any non-statutory indemnification rights existing under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

Potlatch Holdings Charter.    The provisions of the Potlatch Holdings Charter described below are identical in all material respects to the provisions of the Potlatch Charter. The Potlatch Holdings Charter will provide that no director shall be liable to Potlatch Holdings or its stockholders for monetary damages, for breach of fiduciary duty as a director, except for liability (a) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law, (c) under section 174 of Delaware Corporate Law, which concerns the unlawful payment of dividends or an unlawful stock purchase or redemption, or (d) for any transaction from which the directors derived an improper personal benefit. No amendment of the Potlatch Holdings Charter or repeal of its provisions will limit the benefits provided to directors under this provision with respect to any act or omission which occurred prior to such amendment or repeal. Under the Potlatch Holdings Charter, the corporation shall indemnify any person who is or was involved in any manner in any threatened, pending or completed investigation, claim, action, suit or proceeding by reason of the fact that he or she is or was a director, officer or employee of the corporation against all expenses and liabilities actually and reasonably incurred by the person being indemnified in connection with such proceeding. Upon making a request for indemnification, the director, officer or employee shall be presumed to be entitled to indemnification and the corporation shall have the burden of proof to overcome that presumption. Such indemnification includes the right to receive payment in advance of any expenses incurred in connection with any proceeding.

Indemnification Agreements.    If the merger occurs, Potlatch Holdings will assume Potlatch’s obligations under the existing indemnification agreements between Potlatch and Potlatch’s officers and directors. These indemnification agreements are intended to complement the indemnity protection available under Delaware Corporate Law, the Potlatch Holdings Charter and the Potlatch Holdings Bylaws and to provide for indemnification of directors to the fullest extent permitted by applicable law. Unlike an indemnification bylaw or charter provision, each indemnification agreement is not subject to unilateral revision in the event of a sudden change in the composition or philosophy of the board of directors. The indemnification agreements with the directors and officers guarantee that they will be indemnified to the fullest extent permitted by law against all expenses, including attorneys’ fees, judgments, fines and settlement amounts, paid or incurred by them in any action or proceeding, including any action by or in the right of Potlatch Holdings or any affiliate, on account of their service as a director or officer of Potlatch Holdings or any affiliate.

Potlatch Holdings will maintain directors and officers liability insurance coverage for its directors and officers providing coverage for judgments, settlements, defense costs, charges and expenses incurred by reason of any actual or alleged breach of duty, error, misstatement, misleading statement or omission done or made in their capacities as directors or officers of Potlatch Holdings.

ITEM 21.	EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

(a)	Exhibits

Exhibit Number	Description
(2)[4]	Agreement and Plan of Merger dated as of September 19, 2005, by and among Potlatch, Registrant and Potlatch Operating Company (“Merger Agreement”) is included as Annex A to this proxy statement/prospectus that is part of this Registration Statement.

(3)(a)[4]	Certificate of Incorporation of Registrant (to be renamed Potlatch Corporation in connection with the REIT conversion) dated September 9, 2005.

(3)(b)[4]	Form of Restated Certificate of Incorporation of Registrant (to be renamed Potlatch Corporation in connection with the REIT conversion) is included as Annex B to this proxy statement/prospectus that is part of this Registration Statement.

(3)(c)[4]	Bylaws of Registrant (to be renamed Potlatch Corporation in connection with the REIT conversion).

(3)(d)[4]	Form of Amended and Restated Bylaws of Registrant (to be renamed Potlatch Corporation in connection with the REIT conversion).

(4)(a)*	Form of Indenture, dated as of November 27, 1990, filed as Exhibit (4)(a) to the Annual Report on Form 10-K for the fiscal year ended December 31, 2000 (“2000 Form 10-K”).

4(a)(i)*	Officers’ Certificate, dated January 24, 1991, filed as Exhibit (4)(a)(i) to the 2000 Form 10-K.

(4)(a)(ii)*	Officers’ Certificate, dated December 12, 1991, filed as Exhibit (4)(a)(ii) to the Annual Report on Form 10-K for the fiscal year ended December 31, 2001 (“2001 Form 10-K”).

(4)(b)*	Form of Indenture, dated as of June 29, 2001, for the 10% Senior Subordinated Notes due 2011, filed as Exhibit (10)(o) to the Quarterly Report on Form 10-Q for the quarter ended June 30, 2001.

(4)(b)(i)*	First Supplemental Indenture, dated as of October 21, 2004, amending Exhibit (4)(b), filed as Exhibit 4.1 to the Current Report on Form 8-K dated October 21, 2004.

(5)[4]	Opinion of Pillsbury Winthrop Shaw Pittman LLP regarding legality of the securities being registered.

(8)(a)[4]	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP as to certain tax matters.

(8)(b)[4]	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP as to certain tax matters.

(8)(c)	IRS Letter Ruling.

(10)(a)[2]*	Potlatch Corporation Management Performance Award Plan, as amended effective December 2, 2004, filed as Exhibit (10)(a) to the Annual Report on Form 10-K for the fiscal year ended December 31, 2004 (“2004 Form 10-K”).

(10)(b)[2]*	Potlatch Corporation Severance Program for Executive Employees, as amended and restated as of May 24, 2005, filed as Exhibit (10)(b) to the Quarterly Report on Form
10-Q for the quarter ended June 30, 2005.

(10)(c)[2]*	Potlatch Corporation 2000 Stock Incentive Plan, as amended through May 24, 2005, filed as Exhibit (10)(c) to the Quarterly Report on Form 10-Q for the quarter ended June 30, 2005.

Exhibit Number	Description

(10)(c)(ii)[2]*	Form of employee Stock Option agreement for the Potlatch Corporation 2000 Stock Incentive Plan together with the Addendum thereto as used for options granted in December 2000, 2001, 2002, 2003 and 2004, filed as Exhibit (10)(c)(i) to the 2001 Form 10-K.

(10)(c)(iii)[2]*	Form of outside director Stock Option agreement for the Potlatch Corporation 2000 Stock Incentive Plan together with the Addendum thereto as used for options granted in December 2000, 2001, 2002 and 2003, filed as Exhibit (10)(c)(ii) to the 2001 Form 10-K.

(10)(d)[2]*	Potlatch Corporation Salaried Employees’ Supplemental Benefit Plan, as amended and restated effective January 1, 1989, and as amended through May 24, 2005, filed as Exhibit (10)(d) to the Quarterly Report on Form 10-Q for the quarter ended June 30, 2005.

(10)(e)[2]*	Potlatch Corporation 2005 Stock Incentive Plan, as amended through May 24, 2005, filed as Exhibit (10)(e) to the Quarterly Report on Form 10-Q for the quarter ended June 30, 2005.

(10)(g)[2]*	Potlatch Corporation Deferred Compensation Plan for Directors, as amended through May 24, 2005, filed as Exhibit (10)(g) to the Quarterly Report on Form 10-Q for the quarter ended June 30, 2005.

(10)(h)[2]*	Potlatch Corporation Benefits Protection Trust Agreement, as amended and restated effective September 20, 2002, filed as Exhibit (10)(h) to the Quarterly Report on Form 10-Q for the quarter ended September 30, 2002.

(10)(i)[2]*	Compensation of Directors, dated May 20, 2004, filed as Exhibit (10)(i) to the Quarterly Report on Form 10-Q for the quarter ended June 30, 2004.

(10)(j)[3]*	Form of Indemnification Agreement with each director of Potlatch Corporation as set forth on Schedule A, filed as Exhibit (10)(j) to the 2001 Form 10-K.

(10)(j)(i)[3]*	Amendment No. 2 to Schedule A to Exhibit (10)(j), filed as Exhibit (10)(j)(i) to the Annual Report on Form 10-K for the fiscal year ended December 31, 2003 (“2003 Form 10-K”).

(10)(k)[3]*	Form of Indemnification Agreement with certain officers of Potlatch Corporation as set forth on Schedule A, filed as Exhibit (10)(k) to the 2001 Form 10-K.

(10)(k)(i)[3]*	Amendment No. 5 to Schedule A to Exhibit (10)(k), filed as Exhibit (10)(k)(i) to the 2004 Form 10-K.

(10)(l)[2]*	Potlatch Corporation 1989 Stock Incentive Plan adopted December 8, 1988, and as amended and restated December 2, 1999, filed as Exhibit (10)(l) to the 2004 Form 10-K.

(10)(l)(ii)[2]*	Form of Stock Option Agreement for the Potlatch Corporation 1989 Stock Incentive Plan together with the Addendum thereto as used for options granted in each December of 1990-1997, filed as Exhibit (10)(l)(ii) to the 2000 Form 10-K.

(10)(l)(iii)[2]*	Form of Stock Option Agreement for the Potlatch Corporation 1989 Stock Incentive Plan together with the Addendum thereto as used for options granted in December, 1998 filed as Exhibit (10)(l)(iii) to the 2003 Form 10-K.

(10)(m)(i)[2]*	Form of Amendments, dated January 12, 1999, to outstanding employee Stock Option Agreements, filed as Exhibit (10)(m)(i) to the 2003 Form 10-K.

(10)(m)(ii)[2]*	Form of Amendment, dated December 29, 1998, to outstanding outside director Stock Option Agreements, filed as Exhibit (10)(m)(ii) to the 2003 Form 10-K.

Exhibit Number	Description
(10)(n)[2]*	Potlatch Corporation 1995 Stock Incentive Plan adopted December 7, 1995, as amended and restated December 2, 1999, filed as Exhibit (10)(n) to the Quarterly Report on Form 10-Q for the quarter ended June 30, 2005.

(10)(n)(i)[2]*	Form of Stock Option Agreement used for employees for the Potlatch Corporation 1995 Stock Incentive Plan together with the Addendum thereto as used for options granted in December, 1995, filed as Exhibit (10)(n)(i) to the 2000 Form 10-K.

(10)(n)(ii)[2]*	Form of Addendum used in connection with the Stock Option Agreement set forth in Exhibit (10)(n)(i) for options granted in each December, 1996 and 1997, filed as Exhibit (10)(n)(ii) to the 2001 Form 10-K.

(10)(n)(iii)[2]*	Form of Stock Option Agreement used for outside directors for the Potlatch Corporation 1995 Stock Incentive Plan together with the form of Addendum used for options granted in December 1995 and the Form of Addendum used for options granted in each December 1996 and 1997, filed as Exhibit (10)(n)(iii) to the 2001 Form 10-K.

(10)(n)(iv)[2]*	Form of employee Stock Option Agreement for the Potlatch Corporation 1995 Stock Incentive Plan together with the Addendum thereto as used for options granted in December 1998, filed as Exhibit (10)(n)(iv) to the 2003 Form 10-K.

(10)(n)(v)[2]*	Form of outside director Stock Option Agreement for the Potlatch Corporation 1995 Stock Incentive Plan together with the Addendum thereto as used for options granted in December 1998, filed as Exhibit (10)(n)(v) to the 2003 Form 10-K.

(10)(n)(vi)[2]*	Form of employee Stock Option Agreement for the Potlatch Corporation 1995 Stock Incentive Plan together with the Addendum thereto as used for options granted in December 1999, 2000, 2001 and 2002, filed as Exhibit (10)(n)(vi) to the 2004 Form
10-K.

(10)(n)(vii)[2]*	Form of outside director Stock Option Agreement for the Potlatch Corporation 1995 Stock Incentive Plan together with the Addendum thereto as used for options granted in December 1999 and 2000, filed as Exhibit (10)(n)(vii) to the 2004 Form 10-K.

(10)(o)*	Amended and Restated Credit Agreement, dated as of December 22, 2005, filed as Exhibit (10)(o) to the Current Report on Form 8-K filed December 27, 2005.

(10)(p)[2]*	Form of Performance Share Agreement for the Potlatch Corporation 2000 Stock Incentive Plan, together with the Addendum thereto as used for performance share awards granted in December, 2003 and 2004, filed as Exhibit (10)(q) to the 2003 Form 10-K.

(21)*	Schedule of Subsidiaries of the Registrant, filed as Exhibit (21) to the 2004 Form 10-K.

(23)(a)[4]	Consent of Pillsbury Winthrop Shaw Pittman LLP is included in Exhibit (5) above.

(23)(b)[4]	Consent of Skadden, Arps, Slate, Meagher & Flom LLP is included in Exhibit (8)(a) and (8)(b) above.

(23)(c)[4]	Consent of Independent Registered Public Accounting Firm for Audited 2004 Consolidated Financial Statements.

(23)(d)[4]	Consent of Independent Registered Public Accounting Firm for Audited Balance Sheet of Potlatch Holdings, Inc. as of September 16, 2005.

(24)[4]	Power of Attorney.

(99)(a)[4]	Consent of Boh A. Dickey.

(99)(b)[4]	Consent of William L. Driscoll.

Exhibit Number	Description
(99)(c)[4]	Consent of Ruth Ann M. Gillis.

(99)(d)[4]	Consent of Jerome C. Knoll.

(99)(e)[4]	Consent of Lawrence S. Peiros.

(99)(f)[4]	Consent of Gregory L. Quesnel.

(99)(g)[4]	Consent of Michael T. Riordan.

(99)(h)[4]	Consent of Judith M. Runstad.

(99)(i)[4]	Consent of Dr. William T. Weyerhaeuser.

(99)(j)[4]	Form of Election Form relating to Special Earnings and Profits Distribution.

*	Incorporated by reference.
[2]	Management compensatory plan or arrangement.
[3]	Management contract.
[4]	Previously filed.

(b)	Financial Statement Schedules

Financial statement schedules are incorporated herein by reference to page 70 of the Registrant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004.

ITEM 22.	UNDERTAKINGS.

(a) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(b) The undersigned registrant hereby undertakes as follows:

(1) that prior to any public reoffering of the securities registered hereunder through use of a prospectus which is a part of this registration statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c), the issuer undertakes that such reoffering prospectus will contain the information called for by the applicable registration form with respect to reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form; and

(2) that every prospectus: (i) that is filed pursuant to paragraph (1) immediately preceding, or (ii) that purports to meet the requirements of Section 10(a)(3) of the Securities Act and is used in connection with an offering of securities subject to Rule 415, will be filed as a part of an amendment to the registration statement and will not be used until such amendment is effective, and that, for purposes of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities

(other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

(d) The undersigned registrant hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Item 4, 10(b), 11 or 13 of this form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

(e) The undersigned registrant undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

(f) The undersigned registrant hereby undertakes:

(1) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement: (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933; (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(2) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

(3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

(4) that, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities: the undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser: (i) any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424; (ii) any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant; (iii) the portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and (iv) any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Spokane, State of Washington, on December 29, 2005.

POTLATCH HOLDINGS, INC.

By:	/s/ L. PENDLETON SIEGEL
L. Pendleton Siegel Chairman of the Board and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons on behalf of Potlatch Holdings, Inc. and in the capacities on December 29, 2005.

Signature	Title

/s/ L. PENDLETON SIEGEL L. Pendleton Siegel	Director and Chairman of the Board of Directors and Chief Executive Officer (Principal Executive Officer)

* Gerald L. Zuehlke	Director and Vice President, Finance, Chief Financial Officer (Principal Financial and Accounting Officer)

* Ralph M. Davisson	Director, Vice President and General Counsel

*By	/s/ MALCOLM A. RYERSE
Malcolm A. Ryerse
(Attorney-in-fact)

EXHIBIT INDEX

Exhibit Number	Description
(2)[4]	Agreement and Plan of Merger, dated as of September 19, 2005, by and among Potlatch, Registrant and Potlatch Operating Company (“Merger Agreement”) is included as Annex A to this proxy statement/prospectus that is part of this Registration Statement.

(3)(a)[4]	Certificate of Incorporation of Registrant (to be renamed Potlatch Corporation in connection with the REIT conversion) dated September 9, 2005.

(3)(b)[4]	Form of Restated Certificate of Incorporation of Registrant (to be renamed Potlatch Corporation in connection with the REIT conversion) is included as Annex B to this proxy statement/prospectus that is part of this Registration Statement.

(3)(c)[4]	Bylaws of Registrant (to be renamed Potlatch Corporation in connection with the REIT conversion).

(3)(d)[4]	Form of Amended and Restated Bylaws of Registrant (to be renamed Potlatch Corporation in connection with the REIT conversion).

(4)(a)*	Form of Indenture, dated as of November 27, 1990, filed as Exhibit (4)(a) to the Annual Report on Form 10-K for the fiscal year ended December 31, 2000 (“2000 Form 10-K”).

4(a)(i)*	Officers’ Certificate, dated January 24, 1991, filed as Exhibit (4)(a)(i) to the 2000 Form 10-K.

(4)(a)(ii)*	Officers’ Certificate, dated December 12, 1991, filed as Exhibit (4)(a)(ii) to the Annual Report on Form 10-K for the fiscal year ended December 31, 2001 (“2001 Form 10-K”).

(4)(b)*	Form of Indenture, dated as of June 29, 2001, for the 10% Senior Subordinated Notes due 2011, filed as Exhibit (10)(o) to the Quarterly Report on Form 10-Q for the quarter ended June 30, 2001.

(4)(b)(i)*	First Supplemental Indenture, dated as of October 21, 2004, amending Exhibit (4)(b), filed as Exhibit 4.1 to the Current Report on Form 8-K dated October 21, 2004.

(5)[4]	Opinion of Pillsbury Winthrop Shaw Pittman LLP regarding legality of the securities being registered.

(8)(a)[4]	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP as to certain tax matters.

(8)(b)[4]	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP as to certain tax matters.

(8)(c)	IRS Letter Ruling.

(10)(a)[2]*	Potlatch Corporation Management Performance Award Plan, as amended effective December 2, 2004, filed as Exhibit (10)(a) to the Annual Report on Form 10-K for the fiscal year ended December 31, 2004 (“2004 Form 10-K”).

(10)(b)[2]*	Potlatch Corporation Severance Program for Executive Employees, as amended and restated as of May 24, 2005, filed as Exhibit (10)(b) to the Quarterly Report on Form 10-Q for the quarter ended June 30, 2005.

(10)(c)[2]*	Potlatch Corporation 2000 Stock Incentive Plan, as amended through May 24, 2005, filed as Exhibit (10)(c) to the Quarterly Report on Form 10-Q for the quarter ended June 30, 2005.

(10)(c)(ii)[2]*	Form of employee Stock Option agreement for the Potlatch Corporation 2000 Stock Incentive Plan together with the Addendum thereto as used for options granted in December 2000, 2001, 2002, 2003 and 2004, filed as Exhibit (10)(c)(i) to the 2001 Form 10-K.

(10)(c)(iii)[2]*	Form of outside director Stock Option agreement for the Potlatch Corporation 2000 Stock Incentive Plan together with the Addendum thereto as used for options granted in December 2000, 2001, 2002 and 2003, filed as Exhibit (10)(c)(ii) to the 2001 Form 10-K.

Exhibit Number	Description
(10)(d)[2]*	Potlatch Corporation Salaried Employees’ Supplemental Benefit Plan, as amended and restated effective January 1, 1989, and as amended through May 24, 2005, filed as Exhibit (10)(d) to the Quarterly Report on Form 10-Q for the quarter ended June 30, 2005.

(10)(e)[2]*	Potlatch Corporation 2005 Stock Incentive Plan, as amended through May 24, 2005, filed as Exhibit (10)(e) to the Quarterly Report on Form 10-Q for the quarter ended June 30, 2005.

(10)(g)[2]*	Potlatch Corporation Deferred Compensation Plan for Directors, as amended through May 24, 2005, filed as Exhibit (10)(g) to the Quarterly Report on Form 10-Q for the quarter ended June 30, 2005.

(10)(h)[2]*	Potlatch Corporation Benefits Protection Trust Agreement, as amended and restated effective September 20, 2002, filed as Exhibit (10)(h) to the Quarterly Report on Form 10-Q for the quarter ended September 30, 2002.

(10)(i)[2]*	Compensation of Directors, dated May 20, 2004, filed as Exhibit (10)(i) to the Quarterly Report on Form 10-Q for the quarter ended June 30, 2004.

(10)(j)[3]*	Form of Indemnification Agreement with each director of Potlatch Corporation as set forth on Schedule A, filed as Exhibit (10)(j) to the 2001 Form 10-K.

(10)(j)(i)[3]*	Amendment No. 2 to Schedule A to Exhibit (10)(j), filed as Exhibit (10)(j)(i) to the Annual Report on Form 10-K for the fiscal year ended December 31, 2003 (“2003 Form 10-K”).

(10)(k)[3]*	Form of Indemnification Agreement with certain officers of Potlatch Corporation as set forth on Schedule A, filed as Exhibit (10)(k) to the 2001 Form 10-K.

(10)(k)(i)[3]*	Amendment No. 5 to Schedule A to Exhibit (10)(k), filed as Exhibit (10)(k)(i) to the 2004 Form 10-K.

(10)(l)[2]*	Potlatch Corporation 1989 Stock Incentive Plan adopted December 8, 1988, and as amended and restated December 2, 1999, filed as Exhibit (10)(l) to the 2004 Form 10-K.

(10)(l)(ii)[2]*	Form of Stock Option Agreement for the Potlatch Corporation 1989 Stock Incentive Plan together with the Addendum thereto as used for options granted in each December of 1990-1997, filed as Exhibit (10)(l)(ii) to the 2000 Form 10-K.

(10)(l)(iii)[2]*	Form of Stock Option Agreement for the Potlatch Corporation 1989 Stock Incentive Plan together with the Addendum thereto as used for options granted in December, 1998 filed as Exhibit (10)(l)(iii) to the 2003 Form 10-K.

(10)(m)(i)[2]*	Form of Amendments, dated January 12, 1999, to outstanding employee Stock Option Agreements, filed as Exhibit (10)(m)(i) to the 2003 Form 10-K.

(10)(m)(ii)[2]*	Form of Amendment, dated December 29, 1998, to outstanding outside director Stock Option Agreements, filed as Exhibit (10)(m)(ii) to the 2003 Form 10-K.

(10)(n)[2]*	Potlatch Corporation 1995 Stock Incentive Plan adopted December 7, 1995, as amended and restated December 2, 1999, filed as Exhibit (10)(n) to the Quarterly Report on Form 10-Q for the quarter ended June 30, 2005.

(10)(n)(i)[2]*	Form of Stock Option Agreement used for employees for the Potlatch Corporation 1995 Stock Incentive Plan together with the Addendum thereto as used for options granted in December, 1995, filed as Exhibit (10)(n)(i) to the 2000 Form 10-K.

(10)(n)(ii)[2]*	Form of Addendum used in connection with the Stock Option Agreement set forth in Exhibit (10)(n)(i) for options granted in each December, 1996 and 1997, filed as Exhibit (10)(n)(ii) to the 2001 Form 10-K.

Exhibit Number	Description

(10)(n)(iii)[2]*	Form of Stock Option Agreement used for outside directors for the Potlatch Corporation 1995 Stock Incentive Plan together with the form of Addendum used for options granted in December 1995 and the Form of Addendum used for options granted in each December 1996 and 1997, filed as Exhibit (10)(n)(iii) to the 2001 Form 10-K.

(10)(n)(iv)[2]*	Form of employee Stock Option Agreement for the Potlatch Corporation 1995 Stock Incentive Plan together with the Addendum thereto as used for options granted in December 1998, filed as Exhibit (10)(n)(iv) to the 2003 Form 10-K.

(10)(n)(v)[2]*	Form of outside director Stock Option Agreement for the Potlatch Corporation 1995 Stock Incentive Plan together with the Addendum thereto as used for options granted in December 1998, filed as Exhibit (10)(n)(v) to the 2003 Form 10-K.

(10)(n)(vi)[2]*	Form of employee Stock Option Agreement for the Potlatch Corporation 1995 Stock Incentive Plan together with the Addendum thereto as used for options granted in December 1999, 2000, 2001 and 2002, filed as Exhibit (10)(n)(vi) to the 2004 Form 10-K.

(10)(n)(vii)[2]*	Form of outside director Stock Option Agreement for the Potlatch Corporation 1995 Stock Incentive Plan together with the Addendum thereto as used for options granted in December 1999 and 2000, filed as Exhibit (10)(n)(vii) to the 2004 Form 10-K.

(10)(o)*	Amended and Restated Credit Agreement, dated as of December 22, 2005, filed as Exhibit (10)(o) to the Current Report on Form 8-K filed December 27, 2005.

(10)(p)[2]*	Form of Performance Share Agreement for the Potlatch Corporation 2000 Stock Incentive Plan, together with the Addendum thereto as used for performance share awards granted in December, 2003 and 2004, filed as Exhibit (10)(q) to the 2003 Form 10-K.

(21)*	Schedule of Subsidiaries of the Registrant, filed as Exhibit (21) to the 2004 Form 10-K.

(23)(a)[4]	Consent of Pillsbury Winthrop Shaw Pittman LLP is included in Exhibit (5) above.

(23)(b)[4]	Consent of Skadden, Arps, Slate, Meagher & Flom LLP is included in Exhibit (8)(a) and (8)(b) above.

(23)(c)[4]	Consent of Independent Registered Public Accounting Firm for Audited 2004 Consolidated Financial Statements.

(23)(d)[4]	Consent of Independent Registered Public Accounting Firm for Audited Balance Sheet of Potlatch Holdings, Inc. as of September 16, 2005.

(24)[4]	Power of Attorney.

(99)(a)[4]	Consent of Boh A. Dickey.

(99)(b)[4]	Consent of William L. Driscoll.

(99)(c)[4]	Consent of Ruth Ann M. Gillis.

(99)(d)[4]	Consent of Jerome C. Knoll.

(99)(e)[4]	Consent of Lawrence S. Peiros.

(99)(f)[4]	Consent of Gregory L. Quesnel.

(99)(g)[4]	Consent of Michael T. Riordan.

(99)(h)[4]	Consent of Judith M. Runstad.

(99)(i)[4]	Consent of Dr. William T. Weyerhaeuser.

(99)(j)[4]	Form of Election Form relating to Special Earnings and Profits Distribution.

*	Incorporated by reference.
[2]	Management compensatory plan or arrangement.
[3]	Management contract.
[4]	Previously filed.